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                                                                      EXHIBIT 10

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

         THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this "Amendment") is effective as of February 11, 2001, by and between LifePoint CSGP, LLC, a Delaware limited liability company (the "Company"), and James M. Fleetwood, Jr. (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Executive and LifePoint Hospitals, Inc., a Delaware corporation ("LifePoint"), entered into an Employment Agreement, dated as of June 8, 2000, relating to the Executive's service as Chairman of the Board of Directors and Chief Executive Officer of LifePoint (the "Employment Agreement");

         WHEREAS, LifePoint assigned its right, title, interest and obligations in the Employment Agreement to the Company; and

         WHEREAS, the Company and the Executive have agreed to amend the Employment Agreement as provided in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Annual Bonus. The second sentence of Section 2(b) of the Employment Agreement is deleted in its entirety and the following substituted in lieu thereof:

         "Such Annual Bonus for any calendar year shall equal 75% of his Base Salary (as in effect on the last day of such year) if LifePoint shall achieve but not exceed the applicable Annual Targets and shall exceed 75% of such Base Salary if LifePoint shall exceed the applicable Annual Targets, but in no event shall such Annual Bonus exceed 100% of such Base Salary."

         2. Counterpart Signatures. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         3. Binding Effect. Except as hereby modified, the Employment Agreement shall remain in full force and effect, and is hereby ratified by the parties.



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first written above.


                                    LIFEPOINT CSGP, LLC



                                    By: /s/ William F. Carpenter III
                                        ----------------------------------------
                                        William F. Carpenter III
                                        Senior Vice President and
                                        General Counsel



                                        /s/ James M. Fleetwood, Jr.
                                        ----------------------------------------
                                        James M. Fleetwood, Jr.









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